SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED APRIL 30, 2002
for
LB Variable Annuity Account I
LBVIP Variable Annuity Account I

and

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2002
for
Thrivent Variable Annuity Account I

The following paragraph is added to the end of the section of the Statement of Additional Information under the headings “Calculation of Performance—Other Subaccounts”:

Cumulative Total Return. Advertisements for the Contract may also include cumulative total return quotations for a Subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a Subaccount for a specified period (“Hypothetical Initial Investment”). Such performance data will assume that any applicable charges have been deducted from the initial $1,000 payment and include all recurring fees that are charged to all Contract Owners. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods according to the following formula and then expressing that as a percentage:

                               C = (ERV/P) - 1

Where:
    C   = Cumulative total return
    ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period
    P   = A hypothetical initial payment of $1,000

The date of this Supplement is November 19, 2002.

Please include this supplement with your Statement of Additional Information.